EXHIBIT 99.4

Agreement of Joint Filing

Pursuant to Rule 13d-1(k) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned persons hereby agree to file with the Securities and Exchange Commission the Statement on Schedule 13D (the “Statement”) to which this Agreement is attached as an exhibit, and agree that such Statement, as so filed, is filed on behalf of each of them.

This Agreement of Joint Filing supersedes and replaces the Agreement of Joint Filing dated July 18, 2005.

IN WITNESS WHEREOF, the undersigned have executed this Agreement.

Dated: May 25, 2006

                                            BARINGTON COMPANIES EQUITY PARTNERS, L.P.
                                            By: Barington Companies Investors, LLC, its general partner

                                            By: /s/ James A. Mitarotonda
                                            Name: James A. Mitarotonda
                                            Title: Managing Member

                                            BARINGTON INVESTMENTS, L.P.

                                            By: Barington Companies Advisors, LLC, its
                                            general partner

                                            By: /s/ James A. Mitarotonda
                                            Name: James A. Mitarotonda
                                            Title: Managing Member

                                            BARINGTON COMPANIES ADVISORS, LLC

                                            By: /s/ James A. Mitarotonda
                                            Name: James A. Mitarotonda
                                            Title: Managing Member

                                            BARINGTON COMPANIES INVESTORS, LLC

                                            By:/s/ James A. Mitarotonda
                                            Name: James A. Mitarotonda
                                            Title: Managing Member

                                            BARINGTON COMPANIES OFFSHORE FUND, LTD.

                                            By: /s/ James A. Mitarotonda
                                            Name: James A. Mitarotonda
                                            Title: President

                                            BARINGTON OFFSHORE ADVISORS, LLC

                                            By:/s/ James A. Mitarotonda
                                            Name: James A. Mitarotonda
                                            Title: Authorized Signatory

                                            BARINGTON CAPITAL GROUP, L.P.

                                            By: LNA Capital Corp., its general partner

                                            By: /s/ James A. Mitarotonda
                                            Name: James A. Mitarotonda
                                            Title: President and CEO

                                             LNA CAPITAL CORP.

                                            By: /s/ James A. Mitarotonda
                                            Name: James A. Mitarotonda
                                            Title: President and CEO

                                            /s/ James A. Mitarotonda
                                            James A. Mitarotonda

STARBOARD VALUE & OPPORTUNITY FUND, LLC By: Admiral Advisors, LLC, its managing member PARCHE, LLC By: Admiral Advisors, LLC, its managing member	ADMIRAL ADVISORS, LLC By: Ramius Capital Group, L.L.C., its sole member RAMIUS CAPITAL GROUP, L.L.C. By: C4S & Co., L.L.C., as managing member C4S & CO., L.L.C.
By: /s/ Jeffrey M. Solomon Name: Jeffrey M. Solomon Title: Authorized Signatory
JEFFREY M. SOLOMON /s/ Jeffrey M. Solomon Individually and as attorney-in-fact for Peter A. Cohen, Morgan B. Stark and Thomas W. Strauss